UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2006 (November 14, 2006)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)
(614) 283-6500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
     On November 14, 2006, Abercrombie & Fitch Co. (the “Registrant”) issued a news release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended October 28, 2006. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant also made available in conjunction with the release additional quarterly financial information as of and for the quarterly period ended October 28, 2006 and as of and for the quarterly periods during the fiscal years ended January 28, 2006, January 29, 2005 and January 31, 2004. The additional quarterly financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant’s management conducted a conference call on November 14, 2006, at approximately 4:30 p.m., Eastern Time, to review the Registrant’s financial results for the thirteen weeks ended October 28, 2006. Additionally, the Registrant’s management addressed plans for the remainder of the fiscal year ending February 3, 2007 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 15, 2006, Michael W. Kramer, the Registrant's principal financial officer, was promoted from Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Financial Officer. In conjunction with this promotion, Mr. Kramer's annual base salary was increased to $700,000. His incentive compensation also was increased. Under the Abercrombie & Fitch Co. Incentive Compensation Performance Plan, eligible associates can receive bonus payments if semi-annual financial goals are met or exceeded. The bonus payments are calculated as a percentage of the associate's annual base salary. Mr. Kramer's incentive compensation percentage was increased to 75% of his annual base salary.
     The information required by Items 401(b), (d), and (e) of Regulation S-K for Mr. Kramer is incorporated herein by reference to the information set forth in Part III, Item 10 - Directors and Executive Officers of the Registrant of the Company's Form 10-K for the fiscal year ended January 28, 2006 and from the text under the caption "Supplemental Item - Executive Officers of the Registrant" in Part I of such Form 10-K, which is on file with the U.S. Securities and Exchange Commission.
Item 8.01. Other Events.
     In the Release, the Registrant also announced that its Board of Directors had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on November 14, 2006 and is payable on December 19, 2006 to stockholders of record on November 28, 2006.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) not applicable
(d) Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Abercrombie & Fitch Co. on November 14, 2006

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on November 14, 2006

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 14, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 16, 2006	By:	/s/ Michael W. Kramer

Michael W. Kramer
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated November 16, 2006
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on November 14, 2006

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on November 14, 2006

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 14, 2006